ALLIANCE MULTI-MARKET STRATEGY TRUST

ANNUAL REPORT
OCTOBER 31, 1999

ALLIANCE CAPITAL





LETTER TO SHAREHOLDERS                     ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

November 10, 1999

Dear Shareholder:

This report shows the performance, investment strategy and outlook of the Alliance Multi-Market Strategy Trust (the "Fund"), for the six-month period ended October 31, 1999. The Fund is designed for investors who seek the highest level of current income that is available from a portfolio of high-quality, global, short-term (0-5 year maturity) debt.

INVESTMENT PERFORMANCE

The following table provides your Fund's performance during the six- and twelve-month periods ended October 31, 1999. For comparison, we have included the performance for Merrill Lynch 1-5 Year Government Bond Index, which is a standard measure of the performance of a basket of unmanaged debt securities, and the Lipper Short World Multi-Market Income Funds Average, which reflects the average performance of 20 funds with similar investment objectives.

During the six-month period ended October 31, 1999, your Fund underperformed both the Merrill Lynch 1-5 Year Government Bond Index and the Lipper Short World Multi-Market Income Funds Average. Our underweighting of U.S. government bonds, which outperformed the global market in aggregate, and our overweighting of smaller, less liquid European markets, which did not fare well, caused us to underperform both benchmarks during the six-month period.

However, for the twelve-month period ended October 31, 1999, your Fund outperformed both the Merrill Lynch 1-5 Year Government Bond Index, which is a U.S.-only based index, as well as the Lipper Short World Multi-Market Income Funds Average as a result of our European holdings. European government bonds outperformed U.S. government bonds over the twelve-month period due to their strong performance in the first half of the period when European economic growth slowed and interest rates were cut.


INVESTMENT RESULTS*
Periods Ended October 31, 1999
                                                TOTAL RETURNS
                                       6 MONTHS            12 MONTHS
                                       --------           ----------
ALLIANCE MULTI-MARKET STRATEGY TRUST
  Class A                                0.24%                2.95%
  Class B                               -0.08%                2.13%
  Class C                               -0.23%                2.13%

MERRILL LYNCH 1-5 YEAR
  GOVERNMENT BOND INDEX                  1.38%                1.99%

LIPPER SHORT WORLD MULTI-MARKET
  INCOME FUNDS AVERAGE                   0.85%                2.11%


* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF OCTOBER 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED MERRILL LYNCH 1-5 YEAR GOVERNMENT BOND INDEX CONSISTS OF SHORT-TERM U.S. TREASURY SECURITIES MATURING IN ONE TO FIVE YEARS. THE LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE REFLECTS PERFORMANCE OF 20 FUNDS DURING BOTH THE SIX- AND TWELVE-MONTH PERIODS ENDED OCTOBER 31, 1999. THE FUNDS THAT COMPRISE THIS LIPPER AVERAGE HAVE GENERALLY SIMILAR INVESTMENT OBJECTIVES TO YOUR FUND, ALTHOUGH INVESTMENT POLICIES FOR THE VARIOUS FUNDS MAY DIFFER. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX OR AN AVERAGE.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


MARKET OVERVIEW
During the six-month period ended October 31, 1999, global economic growth improved and continued to broaden as Europe, Japan and Asia showed further signs of strengthening. U.S. economic growth remained strong, while inflation and unemployment stayed low. With economic activity remaining strong, the U.S. Federal Reserve adopted a monetary policy tightening bias in May and increased the Federal Funds rate by 25 basis


1


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

points in June followed by another 25 basis points in August. (A third increase in interest rates was announced on November 15, 1999, which was after the close of the Fund's reporting period.)

Additionally, the central banks of Europe, Australia and New Zealand have all indicated a tightening bias in response to accelerating global growth. During the period, a consensus developed among policymakers that growth had responded sufficiently to the global easing cycle, which began in response to the Asian economic crisis in 1997-1998, such that inflation, not deflation, became the greater future risk. In the currency markets, the yen strengthened against the U.S. dollar, while the euro ended the period where it began, at US$1.05/euro.

INVESTMENT STRATEGY
During the reporting period, we underweighted the U.S. government bond market to pursue investment opportunities in U.S. high-grade corporate securities. We consolidated our position in Europe, eliminating our positions in France and increasing our German holdings. In the dollar bloc, we reduced Australian and New Zealand government bonds and eliminated our position in Canada. We continued to opportunistically invest in Japan.

OUTLOOK
Global economic growth continues to gather momentum and broaden in scope. We expect the U.S. economy to remain strong through year-end and into 2000. Bond yields should remain in an upward trend as confidence in global growth solidifies. The risk of tighter monetary policy in the U.S. remains. We expect that the Federal Reserve will continue to closely monitor U.S. growth patterns and productivity, with a possible tightening early next year. Positive inflation fundamentals and gains in productivity should keep long-term interest rates trading in a range between 6.00% and 6.50%.

We expect the economic environment in Europe and Japan to continue to strengthen. Europe's improved health should push bond yields and official rates higher. We expect European growth to increase from 2.0% to 2.7% in 2000 and for the European Central Bank to raise official interest rates. Japanese yields will remain caught between the opposing forces of Japan's recovery and the policy imperative of monetary stimulus.

Thank you for your continued interest and investment in the Alliance Multi-Market Strategy Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman and President


Douglas Peebles
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES          ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

Alliance Multi-Market Strategy Trust seeks the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. dollar to 25% of its net assets, except for the euro in which the Fund may invest up to 50% of its net assets.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1999

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                       ------------  ------------
One Year                       2.95%         -1.36%
Five Years                     5.25%          4.33%
Since Inception*               3.91%          3.38%
SEC Yield**                    3.46%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                       ------------  ------------
One Year                       2.13%         -0.72%
Five Years                     4.40%          4.40%
Since Inception* (a)           3.33%          3.33%
SEC Yield**                    2.77%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                       ------------  ------------
One Year                       2.13%          1.18%
Five Years                     4.38%          4.38%
Since Inception*               3.67%          3.67%
SEC Yield**                    2.87%


SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (SEPTEMBER 30, 1999)
                              CLASS A        CLASS B        CLASS C
                              -------        -------        -------
1 Year                        -0.97%         -0.20%          1.71%
5 Years                        4.62%          4.67%          4.71%
Since Inception*               3.41%          3.36% (a)      3.75%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 5/29/91, Class A and Class B; 5/3/93 Class C.

**   SEC yields are based on SEC guidelines and are calculated on 30 days ended
October 31, 1999.

(a)  Assumes conversion of Class B shares into Class A shares after six years.


3


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ALLIANCE MULTI-MARKET STRATEGY TRUST
GROWTH OF A $10,000 INVESTMENT
5/31/91* TO 10/31/99

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000

MERRILL LYNCH 1-5 YEAR GOVERNMENT BOND INDEX: $17,071
LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE: $13,464
ALLIANCE MULTI-MARKET STRATEGY TRUST CLASS A: $13,232

5/31/91   10/31/91   10/31/92   10/31/93   10/31/94   10/31/95   10/31/96
10/31/97   10/31/98   10/31/99

This chart illustrates the total value of an assumed $10,000 investment in Alliance Multi-Market Strategy Trust Class A shares (from 5/31/91 to 10/31/99) as compared to the performance of an appropriate broad-based index and the Lipper Short World Multi-Market Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Merrill Lynch 1-5 Year Government Bond Index is composed of U.S. government agency and Treasury securities with maturities of one to five years.

The Lipper Short World Multi-Market Income Funds Average reflects performance of 8 funds (based on the number of funds in the average from 5/31/91 to 10/31/99). These funds have generally similar investment objectives to Alliance Multi-Market Strategy Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Multi-Market Strategy Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses.

Alliance Multi-Market Strategy Trust
Merrill Lynch 1-5 Year Government Bond Index
Lipper Short World Multi-Market Income Funds Average


*    Closest month-end after the Fund's Class A share inception date of 5/29/91.


4


PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1999                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)      U.S. $ VALUE
-------------------------------------------------------------------------

AUSTRALIA-2.0%
DEBT OBLIGATION-2.0%
State Bank of New South Wales
  8.63%, 8/20/01(a)
  (cost $9,577,815)                    AUD       13,100      $ 8,655,966

DENMARK-7.9%
GOVERNMENT OBLIGATIONS-7.9%
Kingdom of Denmark
  8.00%, 11/15/01 (a)                  DKK      146,515       22,169,179
  8.00%, 5/15/03 (a)                             31,500        4,894,230
  9.00%, 11/15/00 (a)                            49,000        7,277,622

Total Danish Securities
  (cost $35,556,297)                                          34,341,031

GERMANY-28.0%
DEBT OBLIGATIONS-9.6%
Asian Development Bank
  Supranational Bank
  5.75%, 5/19/03 (a)                   EUR       16,000       15,660,384
Bayerishe Landesbank Girozentrale
  5.75%, 2/28/01 (a)                   US$        5,000        4,948,275
DSLBank
  5.13%, 1/20/04 (a)                             15,000       14,246,865
European Investment Bank
  8.00%, 12/03/01 (a)                  EUR        6,300        6,563,214
                                                             ------------
                                                              41,418,738

GOVERNMENT OBLIGATIONS-18.4%
German Unity Fund
  8.00%, 1/21/02 (a)                             36,400       41,365,426
Government of Germany
  8.00%, 7/22/02 (a)                              4,346        4,994,403
  8.25%, 9/20/01 (a)                             12,000       13,582,133
Suedwestdeutscheland EMTN
  6.50%, 2/25/02 (a)                   US$       20,000       19,996,020
                                                             ------------
                                                              79,937,982

Total German Securities
  (cost $125,067,715)                                        121,356,720

ITALY-14.9%
GOVERNMENT OBLIGATIONS-14.9%
Republic of Italy
  6.25%, 5/15/02 (a)                   EUR        7,437        8,171,066
  8.50%, 4/01/04 (a)                              8,500       10,231,680
  12.00%, 9/01/01 (a)                            38,734       46,183,896

Total Italian Securities
  (cost $74,804,870)                                          64,586,642

MEXICO-3.3%
GOVERNMENT OBLIGATIONS-3.3%
Mexican Treasury Bills
  23.25%, 9/07/00 (a)(b)               MXN        9,135          802,802
  24.38%, 2/10/00 (a)(b)                         62,066        6,119,421
  24.10%, 3/09/00 (a)(b)                         76,367        7,386,556

Total Mexican Securities
  (cost $14,097,190)                                          14,308,779

NETHERLANDS-4.8%
DEBT OBLIGATIONS-4.8%
Deutsche Bank Finance NV
  5.75%, 4/13/04                       US$       11,550       11,187,584
Rabobank Nederland
  5.625%, 5/10/04 (a)                            10,000        9,576,020

Total Dutch Securities
  (cost $20,593,328)                                          20,763,604

NEW ZEALAND-5.8%
DEBT OBLIGATIONS-5.8%
International Bank for
  Reconstruction & Development
  7.00%, 9/18/00 (a)                   NZ$       39,600       20,263,936
  7.25%, 4/09/01 (a)                              9,850        5,037,902

Total New Zealand Securities
  (cost $30,502,684)                                          25,301,838

SPAIN-3.5%
GOVERNMENT OBLIGATION-3.5%
Government of Spain
  8.00%, 5/30/04
  (cost $15,705,858) (a)               EUR       13,000       15,378,472


5


PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                PRINCIPAL
                                                  AMOUNT
                                                   (000)     U.S. $ VALUE
-------------------------------------------------------------------------

SWEDEN-8.3%
GOVERNMENT OBLIGATIONS-8.3%
Kingdom of Sweden
  10.25%, 5/05/03 (a)                  SEK       67,500     $  9,487,596
  13.00%, 6/15/01 (a)                           195,300       26,781,014

Total Swedish Securities
  (cost $38,885,260)                                          36,268,610

UNITED KINGDOM-7.5%
DEBT OBLIGATIONS-7.1%
Abbey National Treasury
  6.50%, 3/05/04 (a)                   GBP       12,000       19,268,768
European Investment Bank
  7.00%, 12/08/03 (a)                             7,000       11,576,668
                                                             ------------
                                                              30,845,436

TIME DEPOSITS-0.4%
First National Bank of London
  5.20%, 11/01/99                      US$          800          800,000
Republic of London
  5.19%, 11/01/99                                   800          800,000
                                                             ------------
                                                               1,600,000

Total United Kingdom Securities
  (cost $33,592,771)                                          32,445,436

UNITED STATES-10.2%
DEBT OBLIGATIONS-5.0%
General Electric Capital Corp.
  5.50%, 4/15/02 (a)                   US$       18,050       17,658,568
Morgan Guaranty Trust Co.
  6.38%, 3/26/01 (a)                              4,180        4,167,385
                                                             ------------
                                                              21,825,953

GOVERNMENT AGENCY OBLIGATIONS-5.2%
FNMA Global
  7.00%, 9/26/00 (a)                   NZ$       36,000       18,403,511
  7.25%, 6/20/02 (a)                              7,850        3,989,113
                                                             ------------
                                                              22,392,624

Total United States Securities
  (cost $49,994,244)                                          44,218,577

TOTAL INVESTMENTS-96.2%
  (cost $448,378,032)                                        417,625,675
Other assets less liabilities-3.8%                            16,445,929

NET ASSETS-100%                                             $434,071,604


(a) Securities, or portion thereof, with an aggregate market value of $404,838,091 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

     Glossary of Terms:
     EMTN-Euro Medium Term Note.
     FNMA-Federal National Mortgage Association.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1999                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $448,378,032)        $ 417,625,675
  Cash                                                                  44,750
  Foreign cash, at value (cost $62,993)                                 63,220
  Interest receivable                                               14,066,071
  Receivable for investment securities sold                         12,050,314
  Unrealized appreciation of forward exchange currency contracts     3,389,842
  Receivable for capital stock sold                                    460,900
  Unrealized appreciation of swap contracts                             85,791
  Total assets                                                     447,786,563

LIABILITIES
  Payable for investment securities purchased                       11,345,623
  Dividend payable                                                     905,030
  Payable for capital stock redeemed                                   891,914
  Advisory fee payable                                                 223,028
  Distribution fee payable                                             133,753
  Accrued expenses and other liabilities                               215,611
  Total liabilities                                                 13,714,959

NET ASSETS                                                       $ 434,071,604

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      69,012
  Additional paid-in capital                                       496,750,104
  Distributions in excess of net investment income                  (4,625,780)
  Accumulated net realized loss on investments and
    foreign currency transactions                                  (30,823,577)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (27,298,155)
                                                                 $ 434,071,604
CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($396,866,969 / 63,121,128 shares of capital stock
    issued and outstanding)                                              $6.29
  Sales Charge--4.25% of public offering price                             .28
  Maximum offering price                                                 $6.57

  CLASS B SHARES
  Net asset value and offering price per share
    ($18,128,999 / 2,869,770 shares of capital stock
    issued and outstanding)                                              $6.32

  CLASS C SHARES
  Net asset value and offering price per share
    ($19,075,636 / 3,021,083 shares of capital stock
    issued and outstanding)                                              $6.31


See notes to financial statements.


7


STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999                ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $35,745,056

EXPENSES
  Advisory fee                               $ 2,804,295
  Distribution fee - Class A                   1,281,158
  Distribution fee - Class B                     206,365
  Distribution fee - Class C                     197,205
  Transfer agency                              1,340,730
  Custodian                                      514,218
  Printing                                       270,079
  Administrative                                 148,794
  Audit and legal                                132,273
  Registration                                    42,337
  Directors' fees                                 25,218
  Miscellaneous                                   39,616
  Total expenses                               7,002,288
  Less: expense offset arrangement
    (see Note B)                                 (58,427)
  Net expenses                                                       6,943,861
  Net investment income                                             28,801,195

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized loss on investment transactions                      (7,379,593)
  Net realized gain on foreign currency
    transactions                                                       351,213
  Net change in unrealized appreciation/
    depreciation of:
    Investments                                                    (27,451,952)
    Foreign currency denominated assets and
      liabilities                                                    2,990,048
  Net loss on investments and foreign currency
    transactions                                                   (31,490,284)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(2,689,089)


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS         ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              YEAR ENDED            YEAR ENDED
                                              OCTOBER 31,           OCTOBER 31,
                                                 1999                  1998
                                              -----------          ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
  Net investment income                     $ 28,801,195           $ 7,210,476
  Net realized loss on investments and
    foreign currency transactions             (7,028,380)           (2,143,630)
  Net change in unrealized appreciation/
    depreciation of investments and
    foreign currency denominated assets
    and liabilities                          (24,461,904)            2,283,328
  Net increase (decrease) in net assets
    from operations                           (2,689,089)            7,350,174

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                  (26,589,935)           (6,215,407)
    Class B                                   (1,126,713)             (912,135)
    Class C                                   (1,084,547)              (82,934)
  Distributions in excess of net
    investment income
    Class A                                   (1,515,744)           (6,230,346)
    Class B                                      (70,368)             (914,327)
    Class C                                      (63,752)              (83,132)
  Tax return of capital
    Class A                                   (7,329,697)             (942,328)
    Class B                                     (309,706)             (138,290)
    Class C                                     (301,764)              (12,574)

CAPITAL STOCK TRANSACTIONS
  Net increase                               355,850,072               199,282
  Total increase (decrease)                  314,768,757            (7,982,017)

NET ASSETS
  Beginning of year                          119,302,847           127,284,864
  End of year                              $ 434,071,604         $ 119,302,847


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


10


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency gains, resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions and a corresponding decrease in accumulated distributions in excess of net investment income and in additional paid-in capital. This reclassification had no effect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $148,794 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $881,776 for the year ended October 31, 1999.

For the year ended October 31, 1999, the Fund's expenses were reduced by $58,427 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $48,435 from the sale of Class A shares and $989, $27,953, and $2,484 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 1999.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,162,026 and $903,092 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agree-


11


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ment, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $495,668,815 and $435,360,701, respectively for the year ended October 31, 1999. There were purchases of $34,477,540 and 54,087,720 sales of U.S. government and government agency obligations for the year ended October 31, 1999.

At October 31, 1999, the cost of investments for federal income tax purposes was $448,958,023. Accordingly, gross unrealized appreciation of investments was $25,578,012 and gross unrealized depreciation of investments was $56,910,360 resulting in net unrealized depreciation of $31,332,348 (excluding foreign currency transactions).

At October 31,1999, the Fund had a capital loss carryforward of $34,490,015 of which $1,243,333 expires in the year 2000, $4,570,679 expires in the year 2001, $11,533,613 expires in the year 2002, $10,215,734 expires in the year 2003, $80,140 expires in the year 2004, $6,464 expires in the year 2005, $40,450 expires in the year 2006, and $6,799,602 expires in the year 2007.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts, are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value approximately equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At October 31, 1999, the Fund had outstanding forward exchange currency contracts, as follows:

                                            U.S. $
                              CONTRACT     VALUE ON      U.S. $    UNREALIZED
                               AMOUNT    ORIGINATION    CURRENT   APPRECIATION
                                (000)        DATE        VALUE   (DEPRECIATION)
                             ---------   -----------    -------  --------------
FORWARD EXCHANGE CURRENCY
BUY CONTRACTS
Japanese Yen,
  settling 11/16/99          3,036,179  $ 28,283,292  $ 29,182,869   $ 899,577

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Australian Dollar,
  settling 12/13/99             15,000     9,777,750     9,575,337     202,413


12


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                            U.S. $
                              CONTRACT     VALUE ON      U.S. $    UNREALIZED
                               AMOUNT    ORIGINATION    CURRENT   APPRECIATION
                                (000)        DATE        VALUE   (DEPRECIATION)
                             ---------   -----------    -------  --------------
FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
British Pound,
  settling 11/30/99             29,430  $ 48,567,154  $ 48,371,280  $  195,874
Canadian Dollars,
  settling 11/01/99-12/01/99     1,464       984,165       995,540     (11,375)
Danish Krona,
  settling 11/04/99            128,684    18,546,637    18,213,615     333,022
Euro,
  settling 11/15/99-12/15/99   138,346   149,639,281   145,937,767   3,701,514
Japanese Yen,
  settling 11/16/99          3,036,179    26,603,509    29,182,869  (2,579,360)
New Zealand Dollar,
  settling 11/26/99             75,417    38,864,643    38,250,552     614,091
Swedish Krona,
  settling 11/15/99            321,061    39,110,151    39,076,065      34,086
                                                                   -----------
                                                                    $3,389,842

2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1999.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series

13

                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At October 31, 1999, the Fund had an outstanding interest rate swap contract with the following terms:


                                                         RATE TYPE
                                            ----------------------------------
      SWAP       NOTIONAL   TERMINATION    PAYMENTS MADE    PAYMENTS RECEIVED   UNREALIZED
  COUNTERPARTY    AMOUNT       DATE         BY THE FUND        BY THE FUND     APPRECIATION
 -------------  --------  --------------  ----------------  -----------------  -------------
     Morgan       GBP        6/25/04      Floating 6 month     Fixed--6.33%      US $85,791
    Guaranty   15,000,000                 GBP LIBOR*--BBA



NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            1,404,924       530,311    $ 10,793,953     $ 3,571,273
Shares issued in
  reinvestment of
  dividends            2,377,239       449,493      15,386,344       3,054,490
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market
  Trust               59,018,291            -0-    406,086,486              -0-
Shares converted
  from Class B           835,343     3,186,541       3,783,171      21,941,497
Shares redeemed      (14,913,196)   (3,289,006)    (96,630,679)    (22,364,893)
Net increase          48,722,601       877,339    $339,419,275     $ 6,202,367


* LIBOR (London Interbank Offered Rate).


14


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      OCTOBER 31,    OCTOBER 31,   OCTOBER 31,     OCTOBER 31,
                         1999           1998          1999            1998
                     ------------  ------------  --------------  --------------
CLASS B
Shares sold              826,085       626,552     $ 5,382,943    $  4,228,522
Shares issued in
  reinvestment of
  dividends              120,637        97,710         783,629         668,814
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market
  Trust                2,774,895            -0-     19,136,136              -0-
Shares converted
  to Class A            (833,238)   (3,186,541)     (3,783,171)    (21,941,497)
Shares redeemed       (1,102,976)     (665,735)     (8,841,000)     (4,572,168)
Net increase
 (decrease)            1,785,403    (3,128,014)    $12,678,537    $(21,616,329)

CLASS C
Shares sold              383,149       214,001     $ 2,493,985    $  1,435,335
Shares issued in
  reinvestment of
  dividends              121,625         9,006         790,360          61,303
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market
  Trust                  679,675            -0-      4,680,048              -0-
Shares issued in
  connection with
  the acquisition
  of World Income
  Trust                       -0-    2,285,690              -0-     15,429,617
Shares redeemed         (646,650)     (194,644)     (4,212,133)     (1,313,011)
Net increase             537,799     2,314,053     $ 3,752,260    $ 15,613,244


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1999.


NOTE G: ACQUISITION OF SHORT-TERM MULTI MARKET TRUST, INC.
On November 13, 1998 the Fund acquired all of the assets of Alliance Short-Term Multi-Market Trust, Inc. ("Short-Term") pursuant to a plan of reorganization approved by the shareholders of Alliance "Short-Term" on November 9, 1998. The acquisition was accomplished by a tax-free exchange of 62,472,861 shares of the Fund for 55,807,704 shares of "Short-Term" on November 13, 1998. The aggregate net assets of the Fund and "Short-Term" immediately before the acquisition were $118,348,530 and $413,049,483, respectively. Immediately after the acquisition the combined net assets of the Fund amounted to $531,398,013.


15


FINANCIAL HIGHLIGHTS                       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS A
                                           ----------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                           ----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 6.64       $ 7.11       $ 7.23       $ 6.83       $ 8.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .42          .44          .47          .59          .77
Net realized and unrealized
  gain (loss) on investments
  and foreign currency transactions             (.22)         .02          .08          .48        (1.31)
Net increase (decrease) in
  net asset value from
  operations                                     .20          .46          .55         1.07         (.54)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                        (.42)        (.44)        (.47)        (.67)          -0-
Distributions in excess of net
  investment income                             (.02)        (.42)        (.20)          -0-          -0-
Tax return of capital                           (.11)        (.07)          -0-          -0-        (.67)
Total dividends and distributions               (.55)        (.93)        (.67)        (.67)        (.67)
Net asset value, end of year                  $ 6.29       $ 6.64       $ 7.11       $ 7.23       $ 6.83

TOTAL RETURN
Total investment return based on
  net asset value (b)                           2.95%        6.90%        7.82%       16.37%       (6.47)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $396,867      $95,568      $96,133      $68,776      $76,837
Ratio to average net assets of:
  Expenses                                      1.44%(c)     1.74%(c)     1.58%(c)     1.64%        1.60%
  Expenses, excluding interest expense          1.44%        1.74%        1.58%        1.60%(d)     1.55%(d)
  Net investment income                         6.23%        6.46%        6.50%        8.40%        8.56%
Portfolio turnover rate                          124%         240%         173%         215%         400%


See footnote summary on page 18.


16


FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 6.66       $ 7.11       $ 7.23       $ 6.83       $ 8.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .36          .36          .42          .53          .44
Net realized and unrealized gain
  (loss) on investments
  and foreign currency transactions             (.22)         .05          .06          .47        (1.05)
Net increase (decrease) in
  net asset value from operations                .14          .41          .48         1.00         (.61)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.36)        (.36)        (.42)        (.60)          -0-
Distributions in excess of net
  investment income                             (.02)        (.43)        (.18)          -0-          -0-
Tax return of capital                           (.10)        (.07)          -0-          -0-        (.60)
Total dividends and distributions               (.48)        (.86)        (.60)        (.60)        (.60)
Net asset value, end of year                  $ 6.32       $ 6.66       $ 7.11       $ 7.23       $ 6.83

TOTAL RETURN
Total investment return based on net
  asset value (b)                               2.13%        6.24%        6.90%       15.35%       (7.31)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $18,129       $7,217      $29,949      $88,427     $116,551
Ratio to average net assets of:
  Expenses                                      2.15%(c)     2.41%(c)     2.29%(c)     2.35%        2.29%
  Expenses, excluding interest expense          2.15%        2.41%        2.29%        2.31%(d)     2.22%(d)
  Net investment income                         5.46%        5.64%        5.79%        7.69%        7.53%
Portfolio turnover rate                          124%         240%         173%         215%         400%


See footnote summary on page 18.


17


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS C
                                            ---------------------------------------------------------------
                                                                 YEAR ENDED OCTOBER 31,
                                            ---------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 6.65       $ 7.11       $ 7.23       $ 6.83       $ 8.04

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .36          .25          .42          .54          .44
Net realized and unrealized
  gain (loss) on investments and
  foreign currency transactions                 (.22)         .16          .07          .47        (1.04)
Net increase (decrease) in
  net asset value from
  operations                                     .14          .41          .49         1.01         (.60)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.36)        (.41)        (.42)        (.61)          -0-
Distributions in excess of net
  investment income                             (.02)        (.42)        (.19)          -0-          -0-
Tax return of capital                           (.10)        (.04)          -0-          -0-        (.61)
Total dividends and distributions               (.48)        (.87)        (.61)        (.61)        (.61)
Net asset value, end of year                  $ 6.31       $ 6.65       $ 7.11       $ 7.23       $ 6.83

TOTAL RETURN
Total investment return based on net
  asset value (b)                               2.13%        6.10%        6.92%       15.36%       (7.29)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $19,076      $16,518       $1,203       $1,076         $786
Ratio to average net assets of:
  Expenses                                      2.15%(c)     2.61%(c)     2.28%(c)     2.34%        2.29%
  Expenses, excluding interest expense          2.15%        2.61%        2.28%        2.30%(d)     2.24%(d)
  Net investment income                         5.50%        5.28%        5.80%        7.62%        7.55%
Portfolio turnover rate                          124%         240%         173%         215%         400%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                             YEAR ENDED OCTOBER 31,
                     ----------------------------------
                      1999          1998          1997
                      ----          ----          ----
     Class A          1.42%         1.73%         1.57%
     Class B          2.14%         2.40%         2.28%
     Class C          2.14%         2.60%         2.27%

(d) Interest expense includes commitment fees paid.


18


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Multi-Market Strategy Trust, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 13, 1999


19


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


20


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio

21

ALLIANCE MULTI-MARKET STRATEGY TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

MMSTAR1099